EXHIBIT 32.1

CERTIFICATION OF

PRINCIPAL EXECUTIVE OFFICER AND

PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Jeffrey Alt, the President and Chief Executive Officer of NC Solar, Inc., hereby certify, that, to my knowledge:

1.	The Quarterly Report on Form 10-Q for the quarter ended July 31, 2013, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in such Quarterly Report on Form 10-Q for the quarter ended July, 2013, fairly presents, in all material respects, the financial condition and results of operations of NC Solar, Inc.

Date: September 19, 2013

NC SOLAR, INC.

By:	/s/ Jeffrey Alt
Jeffrey Alt
Chief Executive Officer
(Principal Executive, Financial, and Accounting Officer)